================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  HORIZON BANK
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             [LOGO HORIZON BANCORP]

                  515 FRANKLIN SQUARE, MICHIGAN CITY, IN 46360
                  --------------------------------------------

                            ------------------------
                                     NOTICE
                                 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT
                                      2001
                            ------------------------

                             [LOGO HORIZON BANCORP]


                                                 March 29, 2001



Dear Shareholder:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Horizon Bancorp to be held at the Holiday Inn, 5820 South Franklin Street, Michigan City, Indiana on Thursday, May 10, 2001 at 10:00 a.m. (local time). To ensure that a quorum will be represented at the meeting, we encourage you to complete, sign, date and return your proxy promptly in the enclosed postage prepaid envelope. This will not limit your right to vote in person or to attend the meeting.

The Notice of Annual Meeting and the Proxy Statement on the following pages cover the business to come before the meeting, which will include election of directors. We urge you to read these materials carefully.

The Annual Report of Horizon Bancorp for the year ending December 31, 2000 is also enclosed. The Annual Report is not to be considered as proxy solicitation material.

We look forward to meeting our shareholders, and welcome the opportunity to discuss the business of your company with you.


/s/ Robert C. Dabagia                      /s/ Craig M. Dwight
Robert C. Dabagia                          Craig M. Dwight
Chairman of the Board                      President

                                 HORIZON BANCORP
                               515 FRANKLIN SQUARE
                          MICHIGAN CITY, INDIANA 46360

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

NOTICE IS HEREBY GIVEN THAT PURSUANT TO THE CALL OF ITS DIRECTORS, the Annual Meeting of Shareholders of Horizon Bancorp will be held on THURSDAY, MAY 10, 2001, 10:00 A.M. (LOCAL TIME), AT THE HOLIDAY INN, 5820 SOUTH FRANKLIN STREET, MICHIGAN CITY, INDIANA, for the purpose of considering and voting upon the following matters:

1) The election of four (4) Directors to serve terms that will expire in 2004.

2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 26, 2001, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

Your attention is directed to the accompanying Proxy Statement and Proxy.

IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                      By Order of the Board of Directors

                                      /s/ Lawrence J. Mazur

                                      Lawrence J. Mazur
                                      Secretary

March 29, 2001

                                 HORIZON BANCORP
                               515 FRANKLIN SQUARE
                          MICHIGAN CITY, INDIANA 46360
                                 (219) 879-0211

                                 MARCH 29, 2001

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Horizon Bancorp ("Horizon") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of Horizon to be held at the Holiday Inn, 5820 South Franklin Street, Michigan City, Indiana on Thursday, May 10, 2001 at 10:00 a.m. (local time), and at any adjournment thereof. This Proxy Statement and accompanying form of proxy have been mailed to shareholders on or about March 29, 2001.

Only shareholders of record as of March 26, 2001 will be entitled to notice of, and to vote at, the Annual Meeting. The voting securities of Horizon consist only of Common Stock, of which 661,928 shares were issued and outstanding on the record date. For the matters to be voted on at the Annual Meeting, each share of Horizon Common Stock is entitled to one vote.

EXERCISE AND VOTING OF PROXY

The enclosed proxy is designed to permit each shareholder of record of Horizon Common Stock at the close of business on March 26, 2001 to vote at the Annual Meeting. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions of the shareholders given in the proxies. In the absence of any such instructions, the shares of Horizon Common Stock represented by proxy, will be voted FOR the election of the four nominees for directors. On other matters that may properly come before the meeting, this proxy will be voted, in their discretion, by the named Proxies. Management is not aware of any other matters to be presented at the meeting nor has it received notice from any shareholders of other matters to be addressed. Any proxy may be revoked at any time insofar as it has not been exercised, either by delivery to Horizon of a written revocation, by a duly executed proxy bearing a later date or by action of the shareholder at the meeting.

The nominees for election as directors of Horizon named in the Proxy Statement will be elected by a plurality of the votes cast. Action on other matters presented at the meeting will be approved if the votes cast in favor exceed the votes cast in opposition, unless a higher voting requirement is required. Abstentions are counted for purposes of determining the presence of absence of a quorum, but are not considered a vote cast. Shares held by brokers in street name and for which the beneficial owners have withheld the discretions to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast. Broker non-votes will not affect the outcome of a particular matter.

The cost of soliciting proxies in the accompanying form will be borne by Horizon. In addition to solicitation by mail, proxies may be solicited personally or by telephone or facsimile or electronic mail, by certain directors, officers and employees of Horizon or Horizon Bank, N.A. ("Bank"), its subsidiary, who will not be specially compensated for such solicitation. No solicitation of proxies will be made by paid solicitors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best of the knowledge of Horizon, as of January 31, 2001, the following are the only beneficial owners of more than five percent (5%) of the outstanding shares of Horizon Common Stock, except as otherwise noted under Nominee's Standing for Election.

NAME & ADDRESS                                      OUTSTANDING STOCK              OUTSTANDING STOCK PERCENTAGE OF
--------------                                      -----------------              -------------------------------
Horizon Trust & Investment Management, N.A.              98,631 (1)                             14.90%
P.O. Box 1125
Michigan City, IN  46361

(1) Shares indicated as beneficially owned are held by Darhap & Co. as nominee for Horizon Trust & Investment Management, N.A. (a subsidiary of Bank) for shares held for beneficiaries of trusts and estates.


                              ELECTION OF DIRECTORS

The Articles of Incorporation of Horizon provide that the Board of Directors shall consist of three classes of directors. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after such election.

NOMINEES STANDING FOR ELECTION
TERMS TO EXPIRE IN 2004:

   NAME, AGE AND
     YEAR FIRST                                                                 SHARES BENEFICIALLY          PERCENT OF
ELECTED DIRECTOR (1)        PRINCIPAL OCCUPATION                                     OWNED (2)                  CLASS
--------------------        --------------------                                     ---------                  -----

                            Financial consultant; Professor,  Purdue                    855                     0.12%
      [PHOTO]                   University - North Central; former
                                publisher of Michigan City News-Dispatch
                                (local newspaper)
 George R. Averitt
      Age - 69
        1973
------------------------------------------------------------------------------------------------------------------------------------


      [PHOTO]               Owner/Broker,                                               624                     0.09%
                                Century 21 1st Team, Inc.


Larry N. Middleton
      Age - 48
        1995

NOMINEES STANDING FOR ELECTION
TERMS TO EXPIRE IN 2004:

   NAME, AGE AND
     YEAR FIRST                                                                 SHARES BENEFICIALLY          PERCENT OF
ELECTED DIRECTOR (1)        PRINCIPAL OCCUPATION                                     OWNED (2)                  CLASS
--------------------        --------------------                                     ---------                  -----

        [PHOTO]             Retired Owner,                                                223                   0.03%
                                McKee Group

  Susan D. Sterger
      Age - 46
        1995

------------------------------------------------------------------------------------------------------------------------------------

       [PHOTO]              President and Chief Operating Officer,                      1,238                   0.18%
                                Emerson Power Transmission Corp.

Robert E. Swinehart
      Age - 58
        1998

------------------------------------------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS
TERMS TO EXPIRE IN 2003:

   NAME, AGE AND
     YEAR FIRST                                                                 SHARES BENEFICIALLY          PERCENT OF
ELECTED DIRECTOR (1)        PRINCIPAL OCCUPATION                                     OWNED (2)                  CLASS
--------------------        --------------------                                     ---------                  -----
                            Chairman and Chief Executive Officer, Horizon              32,100                   4.65%
                                and Chairman, Bank, since December 15,
       [PHOTO]                  1998; President and Chief
                                Administrative Officer, Horizon and
                                Bank from 1986 to retirement on
                                December 31, 1996

 Robert C. Dabagia
      Age - 62
        1980

------------------------------------------------------------------------------------------------------------------------------------

       [PHOTO]              President and Chief Executive Officer, St.                    223                   0.03%
                                Anthony Memorial Health Centers

  Bruce E. Rampage
      Age - 54
        2000

CONTINUING DIRECTORS
TERMS TO EXPIRE IN 2003:

   NAME, AGE AND
     YEAR FIRST                                                                 SHARES BENEFICIALLY           PERCENT OF
ELECTED DIRECTOR (1)        PRINCIPAL OCCUPATION                                     OWNED (2)                  CLASS
--------------------        --------------------                                     ---------                  -----

       [PHOTO]              Owner/Architect,                                             223                    0.03%
                                Design Organization, Inc.

Spero W. Valavanis
     Age - 48
      2000

------------------------------------------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS
TERMS TO EXPIRE IN 2002:

   NAME, AGE AND
     YEAR FIRST                                                                 SHARES BENEFICIALLY           PERCENT OF
ELECTED DIRECTOR (1)        PRINCIPAL OCCUPATION                                     OWNED (2)                  CLASS
--------------------        --------------------                                     ---------                  -----

       [PHOTO]              Retired - Chancellor,                                       1,153                   0.17%
                                Purdue University - North Central

 Dale W. Alspaugh
     Age - 67
       1986

------------------------------------------------------------------------------------------------------------------------------------

                            President and Chief Administrative Officer,                 9,382                   1.36%
                               Horizon and President and Chief Executive
       [PHOTO]                 Officer, Bank since December 1998;
                               Executive Vice President and Chief
                               Executive Officer, Horizon and Bank since
                               October 1998; Vice President and Senior
                               Lender, Bank since 1997; Vice President
   Craig M. Dwight             and Senior Commercial Lender, Bank since
     Age - 44                  1990
     1999 (5)

CONTINUING DIRECTORS
TERMS TO EXPIRE IN 2002:

     NAME, AGE AND
       YEAR FIRST                                                               SHARES BENEFICIALLY           PERCENT OF
  ELECTED DIRECTOR (1)      PRINCIPAL OCCUPATION                                      OWNED (2)                 CLASS
  --------------------      --------------------                                      ---------                 -----

       [PHOTO]              Pathologist,                                                3,750                   0.54%
                               PathologyConsultants, Inc.

Robert E. McBride, M.D.
       Age - 61
        1984

------------------------------------------------------------------------------------------------------------------------------------

       [PHOTO]                 Grain Farmer                                               349                    0.05%

    Gene L. Rice
      Age - 68
        1979

------------------------------------------------------------------------------------------------------------------------------------

(1) The date indicated in this column reflects the year the person listed was first elected as a director of Horizon or one of the predecessors of Bank, namely Citizens Bank of Michigan City ("Citizens Bank") and First Merchants National Bank ("First Bank").

(2) The information shown regarding shares beneficially owned is based upon information furnished to Horizon by the individuals listed. The nature of beneficial ownership, unless otherwise noted, represents sole or shared voting or investment power.

(3) Shares indicated as beneficially owned by Mr. Dabagia include 12,000 shares of vested stock options granted under the 1987 Stock Option and Stock Appreciation Rights Plan ("1987 Plan") of Horizon and 1,400 shares of vested stock options granted under the 1997 Stock Option and Stock Appreciation Rights Plan ("1997 Plan") of Horizon.

(4) Shares indicated as beneficially owned by Mr. Dwight include 1,200 shares of vested stock options granted under the 1987 Stock Option and Stock Appreciation Rights Plan ("1987 Plan") of Horizon, 4,700 shares of vested stock options granted under the 1997 Stock Option and Stock Appreciation Rights Plan ("1997 Plan") of Horizon and 3,482 shares held by the Horizon Employee Stock Ownership Plan ("ESOP").

(5) Mr. Dwight was appointed by the Board of Directors on December 15, 1998 to fulfill the unexpired term of a director who resigned and then elected to the Board for a full term in 1999.

Information regarding shares beneficially owned is as of January 31, 2001. As of January 31, 2001, directors, nominees and executive officers, as a group (14, including above 11 individuals), beneficially owned 68,072 shares (including 21,500 shares exercisable under stock options), 9.86% of the shares outstanding.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES. It is intended that the proxies given to the persons named in the accompanying form of proxy will, unless otherwise indicated therein, be voted FOR the election of the nominees named above. Although management has no reason to believe that any nominee will be unable to serve, in the event any nominee should become unavailable for election, and unless the Board of Directors shall reduce the size of the Board to a number which shall be equal to the number of nominees who are able and willing to serve, the persons named in the proxy will vote for a substitute nominee who will be designated by the Board of Directors.

PROCEDURES FOR NOMINATION OF DIRECTORS
Under Horizon's by-laws, nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of Horizon entitled to vote for the election of directors. Horizon does not have a Nominating Committee of the Board of Directors. Nominations by any shareholder must be made in writing and must be delivered to the President of Horizon not less than 30 days nor more than 50 days prior to any meeting of shareholders called for the purpose of electing directors and must include certain detailed information and representations with respect to such nominee as specified in the by-laws. Nominations not made in accordance with the by-laws may be disregarded by the chairman of the meeting, in his discretion, and upon his instructions, the vote tellers may disregard all votes cast for any such nominee. A complete copy of the applicable provision of the by-laws will be available upon request to the President of Horizon.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

During 2000, Horizon's Board of Directors held twelve meetings. All Horizon directors attended 75% or more of the aggregate of the meetings of the Board of Horizon and all committees upon which the Directors serve, except for Robert E. Swinehart. Horizon and its subsidiaries have joint standing committees These committees include an Audit Committee and Compensation Committee, which serve as such for Horizon, Bank, The Loan Store, Inc., a consumer finance subsidiary of Horizon, HBC Insurance Group, Inc, a reinsurance company subsidiary of Horizon, Horizon Trust & Investment Management, N.A., an investment management subsidiary of Bank and Horizon Insurance Services, Inc., an insurance agency subsidiary of Bank.

The Audit Committee members at January 1, 2001 are George R. Averitt, Chairperson, Dale W. Alspaugh, Charlie E. Gillispie, Bruce E. Rampage and Susan D. Sterger. Robert C. Dabagia and Craig M. Dwight were ex officio members of the Audit Committee. The Audit Committee met four times in 2000. The purpose of the Committee is to assist the Board of Directors in fulfilling its statutory and fiduciary responsibilities with respect to examinations of the Bank and affiliates and the monitoring of accounting, auditing and financial reporting practices. The Committee reviews the internal audit program of Bank and recommends to the Board of Directors the engagement of an outside auditing firm. Members of the Audit Committee, exclusive of ex officio members Robert C. Dabagia and Craig M. Dwight, are independent as defined by the National Association of Securities Dealers' ("NASD") listing standards. The Board of Directors adopted a written charter of the Audit Committee which is attached to this Proxy Statement as Appendix A.


                          REPORT OF THE AUDIT COMMITTEE

This report is being provided to inform shareholders of the Audit Committee's oversight with respect Horizon's financial reporting.

REVIEW WITH MANAGEMENT AND INDEPENDENT AUDITORS
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management. In addition, the Audit Committee discussed with Olive LLP the matters required to be discussed by Statement of Auditing Standards No. 61.

The Audit Committee received the written disclosures and the letter from Olive LLP required by the Independent Standards Board Standard No. 1, and has discussed with Olive LLP their independence.

CONCLUSION
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

George R. Averitt, Chairperson      Dale W. Alspaugh       Charlie E. Gillispie

Bruce E. Rampage                    Susan D. Sterger

                          EXECUTIVE OFFICERS OF HORIZON

The following information is provided with respect to executive officers of Horizon with all share information as of January 31, 2001:

                                     SHARES       PERCENT
                                  BENEFICIALLY       OF       OFFICE AND BUSINESS EXPERIENCE DURING THE
NAME                       AGE      OWNED (1)      CLASS      PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Dabagia           62       32,100(2)       4.65%    Chairman and Chief Executive Officer, Horizon and Chairman,
                                                              Bank, since December 15, 1998; President and Chief
                                                              Administrative Officer, Horizon and Bank from 1986 to
                                                              retirement on December 31, 1996.

Craig M. Dwight             44        9,382(3)       1.36%    President and Chief Administrative Officer, Horizon and
                                                              President and Chief Executive Officer, Bank since December,
                                                              1998; Executive Vice President and Chief Executive Officer,
                                                              Horizon and Bank since October, 1998; Vice President and
                                                              Senior Lender, Bank since 1997; Vice President and Senior
                                                              Commercial Lender, Bank since 1990.

Lawrence J. Mazur           52       11,557(4)       1.67%    President, Horizon Trust & Investment Management, N.A. since
                                                              December 1998; President, Financial Planning and Management
                                                              Corporation since 1994; Self employed Attorney and CPA since
                                                              1993.

Thomas H. Edwards           48        6,395(5)       0.93%    Executive Vice President and Senior Lender, Horizon and Bank
                                                              since May 1999, Executive of Loan Management Services, Crowe,
                                                              Chizek and Company, LLP since 1993.

James H. Foglesong          55         --            --       Chief Financial Officer, Horizon and Bank since January 2001;
                                                              Executive Vice President and Chief Financial Officer,
                                                              Security Federal Bank & Trust since 1995.

(1) The information shown regarding shares beneficially owned is based upon information furnished to Horizon by the individuals listed. The nature of beneficial ownership, unless otherwise noted, represents sole or shared voting or investment power.

(2) Shares indicated as beneficially owned by Mr. Dabagia include 12,000 shares of vested stock options granted under the 1987 Stock Option and Stock Appreciation Rights Plan ("1987 Plan") of Horizon and 1,400 shares of vested stock options granted under the 1997 Stock Option and Stock Appreciation Rights Plan ("1997 Plan") of Horizon.

(3) Shares indicated as beneficially owned by Mr. Dwight include 1,200 shares of vested stock options granted under the 1987 Stock Option and Stock Appreciation Rights Plan ("1987 Plan") of Horizon, 4,700 shares of vested stock options granted under the 1997 Stock Option and Stock Appreciation Rights Plan ("1997 Plan") of Horizon and 3,482 shares held by Horizon's Employee Stock Bonus Plan.

(4) Shares indicated as beneficially owned by Mr. Mazur include 1,200 shares of vested stock options granted under the 1997 Stock Option and Stock Appreciation Rights Plan ("1997 Plan") of Horizon and 357 shares held by Horizon's Employee Stock Bonus Plan.

(5) Shares indicated as beneficially owned by Mr. Edwards include 1,000 shares of vested stock options granted under the 1997 Stock Option and Stock Appreciation Rights Plan ("1997 Plan") of Horizon and 195 shares held by Horizon's Employee Stock Bonus Plan.

All of Horizon's executive officers hold office for a term of one year (see "Executive Compensation and Other Information").

The Compensation Committee, whose members at December 31, 2000 were Spero W. Valavanis, Chairperson, Russell L. Arndt (director of Bank), James D. Brown (director of Bank), Robert C. Dabagia, Craig M. Dwight, Robert E. McBride, Boyd
W. Phelps (director of Bank) and Bruce E. Rampage met four times in 2000. The Committee reviews all salary and employee benefit issues relating to employees and directors of Bank and its affiliates.

                      REPORT OF THE COMPENSATION COMMITTEE
                                DECEMBER 31, 2000

The compensation of all elected officers of the Horizon and subsidiaries, including that of the Chief Executive Officer, is set annually by the outside directors who are members of the Compensation Committee of the Board of Directors ("Committee"). The outside director membership of the Committee is generally comprised of six outside directors. The appointment of outside directors to the Committee is rotated.

Compensation is composed of several segments, which include base salary, short-term incentives and long-term incentives. The Committee compares all management compensation, including that of the Chief Executive Officer, to the compensation paid to managers holding the same position in similar financial institutions. Data for this comparison comes from a variety of independent and credible sources with the principal data contained in an annual study published by the Bank Administration Institute ("BAI").

SALARIES
All salaries, including that of the Chief Executive Officer, are governed by Horizon's formal salary administration program in which all salary decisions are subject to detailed annual performance reviews. Each year, the salary administration program is updated and the salary of each member of Horizon is compared to those salaries being paid to like positions in similar size organizations. Salary ranges for each position in Horizon are then computed from that data. In general, the highest salary that would be allowable by Horizon is below the highest salary for that position as reported in the BAI data. In 2000, the highest computed salary allowable for the Chief Executive Officer was $278,000 and the actual salary paid was $135,000 or 49% of the maximum allowable under the Bank's salary administration program.

CASH BONUSES
In December of 2000, the Compensation Committee adopted guidelines for annual cash discretionary bonus awards. The Company's Chairman and President use these guidelines in their recommendations to the Compensation Committee regarding the annual discretionary bonus awards.

In making bonus recommendations to the Compensation Committee for the year 2000, the President evaluated the consolidated company's financial performance to goal, each business unit's financial performance to goal, and recommendations of the Senior Vice Presidents for employees within their respective business units. In setting bonuses for December 31, 2000, the Compensation Committee considered the recommendations of the Chairman and President as presented.

Cash bonuses were accrued throughout the year and the majority paid during January 2001.

LONG TERM INCENTIVE PROGRAMS/STOCK OPTIONS
Horizon's long-term incentive program is based on stock options. Stock options are granted to encourage and facilitate personal stock ownership by executive officers and thus strengthen their personal commitment to Horizon and gain a longer-term perspective in their managerial responsibilities. This component of an executive officer's compensation directly links the officer's interests with Horizon's shareholders. Horizon also recognizes that stock options are a necessary element of a competitive compensation program. The program utilizes vesting periods to encourage key employees to continue in the employ of Horizon and thereby acts as a retention device for key employees. All options granted under this program include tandem stock appreciation rights ("SARs").

PERFORMANCE REVIEWS
The Committee conducts an annual review of the performance of the Chairman (Chief Executive Officer) and the President (Chief Administrative Officer) who are the senior executive officers of Horizon. In conducting its review, the Committee considers a variety of performance factors in analyzing the compensation of each of these executive officers. These factors generally include traditional financial results and indicators such as revenues, expenses, assets, credit issues, reserves, earnings and ratios such as return on equity, loans to deposits and other significant factors and performance indicators. The financial services business is complex and is undergoing changes which generate uncertainties about future events. The Chairman and the President must provide guidance and leadership in nearly all aspects of this dynamic enterprise. In the process, however, they are not expected to work alone. The performance evaluation recognizes that programs initiated at the top level of an organization are not quick fixes, nor should they be. These programs are generally long term in nature, bringing benefit to Horizon over many years. For those reasons, the Committee also focuses on the following issues in determining performance levels for the Chairman and the President: quality of the organization, service delivery characteristics, quality of service, leadership in the community, and risk management. Compensation levels are also affected by changes in responsibilities and duties of executive officers over time and may be adjusted more or less frequently than annually when circumstances warrant.

There are several additional criteria against which the performance of the Chairman, the President and other executive officers are measured in setting their annual compensation. Among these are the continued growth and development of our investment management business; efficient and cost effective use of technology; the management of change; development of existing and new services; recruitment of and development of skilled people in the organization; team building; operating cost controls; improvement of fee income; ability to meet increased competition; performance of Horizon's investment portfolio; ongoing development of Horizon's information systems; and a broad variety of financial services industry and management functions that are typical of a well-managed organization. All management compensation, including that of the Chairman, President and the other executive officers, is performance related.

COMPENSATION COMMITTEE MEMBERSHIP
Mr. Dabagia, Chairman (Chief Executive Officer) of Horizon, and Mr. Dwight, President (Chief Administrative Officer) of Horizon, are members of the Committee but do not participate in the Committee's evaluations of their performances or in voting on their compensation. As members of the Committee, they participate in reviewing the performance of other officers, engage in the discussion of non-compensation human resource related issues, provide technical assistance to the Committee, provide liaison between the Committee and management and undertake to enact the decisions of the Committee on its behalf.

No other officers, employees, former officers or employees of Horizon or individuals requiring disclosure under Item 404 of Regulation S-K are voting members of the Committee. In addition, there are no executive officer/director interlocks in which an executive officer/director of one company serves on the compensation committee of another company, which itself has an executive officer/director serving on the first company's board of directors or compensation committee.

Spero W. Valavanis, Chairperson   Russell L. Arndt*   James D. Brown*   Robert C. Dabagia

Craig M. Dwight                   Robert E. McBride   Boyd W. Phelps*   Bruce E. Rampage

================================================================================

-----------------------------------------------------------
*  Directors of Bank

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

The following information is provided with respect to compensation paid by Bank to each executive officer of Horizon and/or Bank in 2000 whose compensation exceeded $100,000.

                                                                            ----------------Long-term Compensation-------------
                            -------------Annual Compensation-------------   ---------Awards---------   ----------Payout--------
                                                                                         Securities
                                                            Other Annual    Restricted    Underlying    LTIP         All Other
Name and                           Salary ($)  Bonus ($)    Compensation      Stock        Options/    Payouts     Compensation
Principal Position          Year    (1) (2)     (1) (3)         (4)          Award(s)      SARs (#)       ($)          (5)
------------------          ----    -------     -------         ---          --------      --------       ---          ---
Robert C. Dabagia           2000    $120,000    $15,000          --             --             11,000     --            --
 Chairman and Chief         1999    $180,000       --            --             --            --          --            --
 Executive Officer          1998       --          --         $ 55,000(6)       --            --          --            --
Craig M. Dwight             2000    $180,038       --         $    420          --             15,000     --         $36,233
 President and Chief        1999    $160,000       --         $    591          --             17,500     --         $78,054
 Administrative Officer     1998    $106,408       --         $    502          --              3,000     --         $12,481
Lawrence J. Mazur           2000    $133,743    $45,060       $  1,051          --              2,600     --         $33,362
 President, Horizon         1999    $130,000       --         $  1,223          --              6,000     --         $16,250
 Trust & Investment         1998       --          --            --             --            --          --            --
 Management
Thomas H. Edwards           2000    $120,593       --         $    680          --              5,600     --         $ 7,084
 Executive Vice             1999    $ 72,760       --         $    385          --              2,000     --         $ 1,695
 President and Senior       1998       --          --            --             --            --          --            --
 Lender

(1) Salary and benefit numbers included herein for years have been restated to indicate actual paid, and actual deferred compensation pursuant to each category of payment.

(2) Includes salary amounts paid and salary amounts deferred by the individual named pursuant to Horizon's Thrift Plan and Supplemental Executive Retirement Plan ("SERP").

(3) Includes bonus amounts paid and bonus amounts deferred by the individual named pursuant to Horizon's Thrift Plan and SERP.

(4) Includes a portion of the group term life insurance premium taxable to the individual named.

(5) Includes Horizon's contribution to Horizon's Stock Bonus Plan and it's matching contribution to the Thrift Plan and SERP.

(6) These amounts reflect directors fees paid to Mr. Dabagia for the duties he performed as Vice Chairman of the Board as he was not compensated as an employee during this year.

EMPLOYMENT AGREEMENTS
Mr. Mazur is a party to an Employment Agreement with Horizon, which provides for his continued services as President of Horizon Trust & Investment Management. Mr. Mazur's agreement expires on December 31, 2003 and is not renewable. Under the Agreement, Mr. Mazur receives minimum benefits and is paid a salary and bonus agreed upon at his date of hire. If Mr. Mazur's employment is terminated for reasons other than "cause", as defined in the Agreement, he will continue to receive his basic annual compensation for a period of two years. Upon change of control of Horizon, Mr. Mazur is entitled to continuation of his salary for three years.

Messrs. Dwight, Edwards, Foglesong are parties to Change of Control Agreements with Horizon. These agreements provide that upon change of control, the individual will receive payment of two times his then current annual salary rate at that time.

AGGREGATE OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES
The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in 2000 by Horizon's executive officers named in the Summary Compensation Table. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 2000.

                                                                Number of Shares Covered by      Value of Unexercised In-The-Money
                                                                Unexercised Options/SARs on              Options/SARs as of
                                                               -------------12/31/2000------     -----------12/31/2000 (2)----------

                            Shares Acquired
                              On Exercise         Value
Name                          During 2000      Realized (1)   Exercisable     Unexercisable      Exercisable        Unexercisable
----                          -----------      ------------   -----------     -------------      -----------        -------------
Robert C. Dabagia                 -0-              -0-            12,000           11,000              -0-                -0-
Craig M. Dwight                   -0-              -0-             3,900           22,800            $17,400              -0-
Lawrence J. Mazur                 -0-              -0-             1,200            7,400              -0-                -0-
Thomas H. Edwards                 -0-              -0-               400            7,200              -0-                -0-

(1) Market value on the date of exercise of shares covered by options exercised, less option exercise price.

(2) Market value of shares covered by in-the-money options on December 31, 2000 less option exercise price. Options are in-the-money if the market value of shares covered thereby is greater than the option exercise price.

COMPENSATION OF DIRECTORS
Horizon paid its non-employee directors a retainer of $10,000 in cash and a bonus of $5,000 worth of Horizon Bancorp stock each for their services in 2000. Active employees of Horizon and/or Bank receive no separate compensation for their services as directors. There is no additional compensation for meetings of committees of the Board, special assignments or special meetings.

DIRECTORS' DEFERRED COMPENSATION PLAN
Horizon sponsors a Directors' Deferred Compensation Plan, which allows Directors of Horizon and Bank who are not also employees to elect to defer the receipt of fees for their services. Earnings on fees deferred under the plan are based on the performance of investments selected by the participating director. Payments of deferred fees are made to participants or their beneficiaries in a lump sum or monthly installments upon death or disability of the participants, or as designated by participants. Participants have no rights to amounts deferred other than rights as general creditors of Horizon.

PERFORMANCE GRAPH

                 Comparison of Five Year Cumulative Total Return
                Among Horizon Bancorp Common Stock, S&P 500 Index
                            and Bank Composite Index

                     (Total return assumes $100 invested on
                   January 1, 1996 with reinvested dividends)


                               STOCK PERFORMANCE
                             FIVE YEAR TOTAL RETURN

                                  [LINE GRAPH]

                                                1995          1996         1997         1998        1999        2000
                                                ----          ----         ----         ----        ----        ----
Horizon Bancorp                              $100.00       $133.89      $172.22      $152.22     $135.00     $101.11
S&P 500 Index                                 100.00        122.96       163.98       210.45      254.41      231.44
Bank Composite Index                          100.00        141.55       204.47       217.86      190.19      223.45
SNL Banks < $500 Million                      100.00        128.71       219.41       200.34      185.44      178.90

The comparison of total return on investment (change in December year end stock price plus reinvested dividends) for each of the periods shown, assumes that $100 was invested on December 31, 1995 in each of Horizon Common Stock, the Standard and Poor 500 Index, the Standard and Poor Bank Composite Index and SNL Composite of Banks with assets less than $500 million. Other companies in the Standard and Poor indices are in general larger than Horizon, with greater market capitalization, and with shares which trade on a national exchange. Horizon's shares are not traded on any exchange and trade only infrequently in the over-the-counter market. Information with respect to the market price of Horizon's shares was provided by ABN AMRO, the principal market maker for the shares, and does not include mark-ups, mark-downs or commissions and may not reflect either actual trades or all trades which occur.

TRANSACTIONS WITH MANAGEMENT

Directors and executive officers of Horizon and their associates were customers of, and have had transactions with, Bank in the ordinary course of business during 2000. Comparable transactions may be expected to take place in the future. During 2000, various directors and officers of Horizon and their respective associates were indebted to Bank from time to time. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

The following information is provided with respect to stock options/stock appreciation rights granted to each executive officer of Horizon and/or Bank in 2000.

                                            Number of          % of Total
                                           Securities         Options/SARs       Exercise
                                           Underlying          Granted to         of Base
                                          Options/SARs        Employees in         Price       Expiration          Grant Date
      Name                                 Granted (#)         Fiscal Year        ($/sh)           Date             Value ($)
      ----                                 -----------         -----------        ------           ----             --------
      Robert C. Dabagia                       7,000                17%            $41.50      January 3, 2020        $19,880
                                              4,000                10%            $29.18      June 20, 2020          $40,840
      Craig M. Dwight                        10,000                24%            $41.50      January 3, 2020        $28,400
                                              5,000                12%            $29.18      June 20, 2020          $51,050
      Lawrence J. Mazur                       2,600                 6%            $29.18      June 20, 2020          $26,546
      Thomas H. Edwards                       3,000                 7%            $41.50      January 3, 2020        $ 8,520
                                              2,600                 6%            $29.18      June 20, 2020          $26,546


                         INDEPENDENT PUBLIC ACCOUNTANTS

Olive LLP served as Horizon's independent auditors for 2000. The services performed by Olive LLP in this capacity included conducting an examination in accordance with generally accepted auditing standards and expressing an opinion on Horizon's 2000 consolidated financial statements. The Board of Directors has selected Olive, LLP as the Independent Public Accountants for the year ending December 31, 2001. It is expected that representatives of Olive, LLP will be present at the Annual Meeting and will have an opportunity to make a statement and will be available to answer any questions.

Olive, LLP's fees for the calendar year 2000 audit and review of Forms 10-Q are $67,285 of which an aggregate amount of $18,885 has been billed through December 31, 2000. Olive LLP did not render any services related to financial systems designed and implementation for the ended December 31, 2000. Fees for non-audit services are $32,160 for the year ended December 31, 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Horizon's executive officers, directors, and owners of more than 10% of Horizon Common Stock are required to file reports of their ownership and changes in ownership of Horizon Common Stock with the Securities and Exchange Commission. Copies of these reports must also be furnished to Horizon. Based solely upon a review of copies furnished to Horizon, through the date of this Proxy Statement, or written representation that no reports were required, Horizon believes that through 2000, all filing requirements of the Securities and Exchange Commission applicable to Horizon's executive officers, directors and 10% shareholders related to stock ownership were completed.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Any shareholder who intends to present a proposal for action at Horizon's 2002 annual meeting of shareholders through the inclusion of such proposal in Horizon's Proxy Statement relating to that meeting must furnish Horizon such proposal in writing together with notification of such intention no later than January 10, 2002, in order to be considered for inclusion in next year's Proxy Statement. Any other matters requested by a shareholder to be addressed, although not included in the Proxy Statement, shall be considered untimely if not presented in writing to Horizon by February 12, 2002. If notice of any other shareholder proposal intended to be presented at the 2002 annual meeting of shareholders is not received by Horizon on or before February 12, 2002, the proxy solicited by the Board of Directors of Horizon for use in connection with the meeting may confer authority on the proxies to vote in their discretion on such proposal, without any discussion in the Company's proxy statement for that meeting of either the proposal or how such proxies intended to exercise their voting discretion.

                                  OTHER MATTERS

Management does not intend, and presently knows of no intention by any other person, to present at the meeting any action by shareholders other than as set forth herein. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business that may properly come before the meeting and it is the intention of the persons named in the proxy to vote in their discretion on any such matter. Management is not aware of any other matters to be presented at the meeting.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than Horizon, Horizon relies upon information furnished by others for the accuracy and completeness thereof.

WE STRONGLY URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT THE EARLIEST POSSIBLE DATE EVEN THOUGH YOU PLAN TO ATTEND THE MEETING. IN THE EVENT YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.



                                               /s/ Lawrence J. Mazur
                                               Lawrence J. Mazur
                                               Secretary

Michigan City, Indiana
March 26, 2001

                            AVAILABILITY OF FORM 10-K

A COPY OF HORIZON'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO MARY MCCOLL, SHAREHOLDER RELATIONS, AT 515 FRANKLIN SQUARE, MICHIGAN CITY, INDIANA 46360.

Appendix A

                                HORIZON BANCORP
                   BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER

1. PURPOSE
The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of Horizon Bancorp ("Horizon"). The primary function of the Committee is to assist the Board in fulfilling its general oversight responsibilities by reviewing:

     1. The financial information which will be provided to shareholders, governmental or regulatory bodies, the public, and others;
     2.   Horizon's auditing, accounting, and financial reporting process;
     3. Horizon's systems of internal controls related to finance, accounting, legal compliance, regulatory compliance and ethics that management and the Board have established, and
     4.   the audit process.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and foster adherence to, the corporation's policies, procedures, and practices at all levels.

The Committee's primary duties and responsibilities are to:

     1. Serve as an independent and objective party to monitor Horizon's financial reporting process and internal control system
     2. Review and appraise the audit efforts of Horizon's independent accountants and the internal auditors
     3. Provide an open avenue of communication among the independent accountants, financial and senior management, internal auditors, and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION
The Committee should be comprised of three or more directors as determined by the Board. Each member will be independent of the management of Horizon and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a Committee member.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by Horizon or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

III. MEETINGS
The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed separately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

In addition, the Committee or at least the Chair of the Committee should meet with the independent accountants and management, either in person or by phone, quarterly to review Horizon's financial statements. This review should be done prior to Horizon's 10Q or 10K filing. This discussion should include a discussion of significant adjustments, management judgements and accounting estimates, significant new accounting policies, and disagreements with management.

IV.   RESPONSIBILITIES AND DUTIES
In meeting its responsibilities, the Committee is expected to:

1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the Board.
2.   Confirm and assure the objectivity of the internal auditor.
3. Obtain a formal written statement from the independent accountants and internal auditors periodically delineating all relationships between the auditors and Horizon. Engage in a dialogue with the auditors regarding any disclosed relationships and services which may impact their independence and recommend that the Board take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence.

4. Instruct the independent accountant and internal auditor that they are ultimately accountable to the Board and the Committee.
5.   Review and update the Committee's charter annually.
6. Recommend to the Board the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve, if applicable, the discharge of the independent accountants.
7. Review and approve the appointment, replacement, reassignment, or dismissal of the internal auditor.
8. Review and approve the qualifications of the internal auditor to specific areas within the audit plan and their compensation.
9. Review with the independent accountant and internal auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.
10. Inquire of management, the internal auditor, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to Horizon.
11. Consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the internal auditors and the independent accountant. Determine if the internal auditor and independent accountants are utilizing a risk-based approach.
12. Consider and review with the independent accountant and the internal auditor:
     (a) the adequacy of the Horizon's internal controls including computerized information system controls and security.
     (b) any related significant findings and recommendations of the independent accountant and internal auditing together with management responses thereto; and
     (c) the status of previous audit recommendations and management's follow up on those recommendations.
13. Review with management and the independent accountant at the completion of the annual audit:
     (a)  Horion's annual financial statements and related footnotes;
     (b) the independent accountant's audit of the financial statements and his or her report thereon;
     (c) any significant changes required in the independent accountant's audit plan;
     (d) any serious difficulties or disputes with management encountered during the course of the audit; and
     (e) other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.
14.  Review with management and the internal auditor:
     (a) Internal audit reports to management prepared by the internal auditor, including significant findings and management's responses to those findings.
     (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
     (c)  Any changes required in the planned scope of their audit plan.
     (d)  Internal audit department budget and staffing.
     (e)  Internal audit policies and procedures.
15. Review filings with the SEC and other published documents containing Horizon's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.
16. Review with management and the independent accountant the interim financial report before it is filed with the SEC and other regulators.
17. Review with management, and if necessary, with Horizon's counsel, any legal matter that could have a significant impact on Horizon's financial statements.
18. Review management's monitoring of Horizon's compliance with its ethical code of conduct.

19. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.
20. Meet with Horizon's regulatory bodies to discuss the results of their examinations.
21. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.
22. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.
23. Prepare a letter or footnote for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.
24. Conduct or authorize, if necessary, investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.
25. Perform such other functions as assigned by law, Horizon's charter or bylaws, or the Board.
26. Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.
27. Provide that financial management and the independent auditor discuss with the Committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.
28. Determine as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by the Horizon.

PROXY                          HORIZON BANCORP
                  515 FRANKLIN SQUARE, MICHIGAN CITY, IN 46360
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, hereby appoints Mary McColl and Catherine Tempel, or either of them, as Proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Horizon Bancorp, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 10, 2001 at 10:00 a.m. (local time), at the Holiday Inn, 5820 S. Franklin Street, Michigan City, Indiana, or any adjournment thereof, on the following matters:
1.  Election of four Directors
    [ ]  For all nominees listed below (except as marked to the contrary below)
    [ ]  Withhold authority to vote for all nominees listed below
         Nominees for Terms to Expire in 2004:
         George R. Averitt, Larry N. Middleton, Jr., Susan D. Sterger,
         Robert E. Swinehart
      (INSTRUCTION: To withhold authority to vote for any individual, write the nominee's name on the space provided below.)

--------------------------------------------------------------------------------
2. In their discretion, on such other business as may properly be brought before the Annual Meeting or any adjournment thereof. ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE ABOVE-STATED PROXIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE FOUR NOMINEES STATED ABOVE.
                    Please sign on the reverse side thereof

                          (Continued from other side)

Please sign exactly as name appears below. If there are two or more owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        Date                             2001
                                            ---------------------------,

                                        ----------------------------------------
                                                      (Signature)

                                        ----------------------------------------
                                               (Signature if held jointly)

                                        Your vote is important. Please mark,
                                        sign, date and return this Proxy
                                        promptly using the enclosed envelope.

================================================================================

Please indicate your intentions of attending the meeting on May 10, 2001 by completing the section below.


[ ]  I WILL attend the Annual Meeting.                   [ ]  I WILL NOT attend the Annual Meeting.
     Number of Persons attending will be _________